SELIGMAN
                              -----------------
                                    INCOME
                                  FUND, INC.


                               [GRAPHIC OMITTED]

                                  ANNUAL REPORT
                                DECEMBER 31, 1999

                                   ----------

                                  SEEKING HIGH
                                 CURRENT INCOME
                               AND IMPROVEMENT OF
                                   INCOME AND
                               CAPITAL VALUE OVER
                                THE LONGER TERM



                                [SELIGMAN LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview With Your Portfolio Managers ....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................   11
Statement of Operations ...................................................   12
Statements of Changes in Net Assets .......................................   13
Notes to Financial Statements .............................................   14
Financial Highlights ......................................................   17
Report of Independent Auditors AND
  For More Information ....................................................   19
Board of Directors and Executive Officers .................................   20
Glossary of Financial Terms ...............................................   21

TO THE SHAREHOLDERS

For the fiscal year ended December 31, 1999, Seligman Income Fund posted a total return of -1.76% based on the net asset value of Class A shares. During the same time, the Lehman Brothers Aggregate Bond Index, which measures the results of the bond markets, posted a total return of -0.82%, which the Fund's peers, as measured by the Lipper Income Funds Average, posted a total return of 4.99%. The Fund's underperformance against its peer group was primarily the result of the Fund's relatively high allocation to fixed-income securities for much of the year.

During fiscal year 1999, Seligman Income Fund made an important asset allocation shift. At the beginning of the year, the Fund had a 60% weighting in bonds. By year-end, that weighting had been reduced to 38%. Meanwhile, the Fund's equity portfolio increased from 36% at the beginning of the year to 55% at year-end. This reflects a change in the Fund's investment strategy. We believe that, over the long term, the Fund's increased exposure to equities will provide additional capital gain potential, while the Fund's still-significant bond holdings will help to ease overall volatility and help the Fund pursue current income.

Nineteen ninety-nine was an unusual investment environment and a difficult year for Seligman Income Fund. At the end of 1999, all major US stock indices were at record high levels. Despite this stellar overall performance, the US market was extraordinarily narrow. Just over half of the stocks in the S&P 500 had positive returns. The outsized returns of a few stocks also skewed the indices. Just seven stocks were responsible for half of the S&P 500's return; five of these were technology companies, with four of those delivering astounding triple-digit returns. Large-cap growth and technology companies continued to dominate, while value stocks underperformed considerably. In such an environment, the Fund's stock portfolio, which contains companies chosen for their attractive valuations and strong fundamentals, lagged behind. The market was driven, to an extraordinary degree, by momentum and, in such a market, valuations and fundamentals are largely ignored.

The past fiscal year was also one of the most difficult ever for fixed-income securities, including those held by Seligman Income Fund. During this period, the Federal Reserve Board increased the federal funds rate three times in attempt to slow the US economy. These increases reversed all of the Federal Reserve Board's 1998 actions when it eased monetary policy as a result of the worldwide economic crisis. These moves by the Federal Reserve Board, in addition to heightened inflation fears in the market, caused bond yields to move significantly higher and, thus, bond prices fell considerably. The 30-year Treasury bond yield moved significantly higher from 5.08% on December 31, 1998, to 6.48% on December 31, 1999. So far in the year 2000, the Federal Reserve Board has increased the federal funds rate once again, by an additional 25 basis points.

Looking ahead, we believe that the US economy will slow moderately in 2000, which would be positive for the long-term health of the stock market. A more sedate economy should also allow interest rates to stabilize, which should be positive for bonds.

Thank you for your continued support of Seligman Income Fund. A discussion with your Fund's Portfolio Managers, as well as a performance overview and financial statements, including a portfolio of investments, follows this letter. We look forward to continuing to serve your investment needs.

By order of the Board of Directors,


/s/ William Morris
William C.  Morris
Chairman


                                 /s/ Brian T. Zino
                                 Brian T.  Zino
                                 President




February 11, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,

CHARLES C. SMITH, JR. AND RODNEY COLLINS

Q: HOW DID SELIGMAN INCOME FUND PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999?

A: For the 12 months ended December 31, 1999, Seligman Income Fund posted a total return of -1.76% based on the net asset value of Class A shares. During the same time, the Lipper Income Funds Average posted a total return of 4.99% and the Lehman Brothers Aggregate Bond Index, which measures the results of the bond markets, posted a total return of -0.82%.

Q: WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S EQUITY INVESTMENTS IN 1999?

A: The stock market's strong overall performance last year was the result of the outsized returns of a small number of high-priced growth stocks. The technology sector, in particular, had a disproportionate impact on the market's overall performance. This single industry, which at year-end constituted 30% of the market cap of the S&P 500, accounted for 70% of the Index's performance. Without technology, the S&P 500's return would have been just 7.50%.

    This extreme narrowness made last year's environment one of the most challenging ever for value investors such as your Fund's managers. We focus on seeking to find companies that have attractive yields, stable earnings growth, strong fundamentals, and reasonable valuations. We believe that such a strategy is the best way to build a portfolio of stocks that will deliver solid performance over the long term. Over the short term, however, markets can ignore fundamentals as we believe they did in 1999. Investors seemed willing to pay any price for stocks that appeared to be on an upward trend, with little or no regard for valuations and fundamentals. It was largely a momentum-driven market. While we were disappointed with the Fund's performance, we remain true to our discipline, avoiding stocks that seem to be moving higher on momentum alone. We believe that this consistent strategy will best serve the Fund's shareholders over the long term.

[GRAPHIC OMITTED}

GROWTH AND INCOME TEAM: (FROM LEFT) AMY FUJII, JOHN ROTH, MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), (SEATED) CHARLES SMITH (PORTFOLIO MANAGER), RODNEY COLLINS (CO-PORTFOLIO MANAGER)

--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Income Fund is managed by the Seligman Growth and Income Team, headed by Charles C. Smith, Jr. Mr. Smith and Rodney Collins, the Fund's Co-Portfolio Manager, are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying the most attractive corporate and government securities and dividend-paying common stocks, consistent with the Fund's objective.
--------------------------------------------------------------------------------

Q: WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S FIXED-INCOME HOLDINGS IN 1999?

A: The past fiscal year was also difficult for fixed-income securities, and Seligman Income Fund's bond portfolio suffered as a result. During this time, the Federal Reserve Board increased the federal funds rate three times in an attempt to slow the US economy. These increases reversed all of the Federal Reserve Board's 1998 actions. In 1998, the Federal Reserve Board eased monetary policy as a result of a worldwide economic crisis, which many feared could disrupt US economic growth, possibly even pulling the US into a recession. Not only did the US economy avoid reces-sion, it continued to expand at a remarkable pace. Growth was so robust that it surpassed the predictions of most economic commentators.

    By the beginning of 1999, the world was recovering strongly and the US entered its ninth year of uninterrupted expansion. This positive global and domestic economic environment caused the Federal Reserve Board to quickly resume its vigilance regarding inflation. As early as May 1999, the Federal Reserve Board announced its bias toward a more restrictive monetary policy, and in June voted to raise the federal funds rate 25 basis points -- the first of three identical hikes which would leave this key rate 75 basis points higher by year end. The 30-year Treasury bond yield also moved significantly higher from 5.08% on December 31, 1998, to 6.48% on December 31, 1999.

    The 12 months ended December 31, 1999, was the most challenging year for the bond markets since 1994. Throughout 1999, yields moved steadily higher and bonds across the yield curve lost value. The continued remarkable strength of the US economy, the markedly improved global outlook, and a tighter Federal Reserve Board policy were the key factors behind this rising-rate environment.


Q:  WHAT WAS YOUR INVESTMENT STRATEGY DURING THE 12 MONTHS ENDED DECEMBER 31,
    1999?

A: During the past fiscal year, we significantly reduced the Fund's exposure to fixed-income securities from 60.1% on December 31, 1998, to 38.4% on December 31, 1999. Over the same period, we increased the Fund's exposure to the stock market. The Fund's equity holdings moved from 35.8% on December 31, 1998, to 54.9% on December 31, 1999. We believe that this heavier stock weighting will provide the Fund with more opportunities for capital appreciation. The Fund will continue to maintain substantial exposure to investment-grade corporate bonds and government bonds to cushion the portfolio from the historically higher volatility of the stock market and to pursue the Fund's objective of providing current income.

Q:  WHAT IS YOUR OUTLOOK?

A: We are cautiously optimistic regarding the outlook for the stock market for the year 2000. We do not believe that the type of market that prevailed in 1999 -- one in which economic and company-specific fundamentals were partially ignored -- can continue. Many good companies languished in 1999 and are now trading at what we believe are exceptionally attractive prices. It should be only a matter of time before these stocks are recognized and Seligman Income Fund's value philosophy is rewarded.

    In the coming year, we believe that yields will likely stabilize, which should allow bonds to post positive total returns. While the Federal Reserve Board is likely to remain cautious regarding inflationary pressures, we believe it is unlikely to be as aggressive as it was in 1999. Markets have already priced in several future rate increases by the Federal Reserve Board; thus, long-term bond yields are unlikely to move significantly higher.

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman Income Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 1999, to a $10,000 investment made in the Lehman Brothers Aggregate Bond Index (Lehman Bond Index), the Lipper Income Funds Average and the Standard & Poor's 500 Composite Stock Price Index (S&P 500) for the same period. The performance of Seligman Income Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lehman Bond Index, the Lipper Income Funds Average, and the S&P 500 exclude the effect of fees and/or sales charges.

                              SELIGMAN INCOME FUND CLASS A
            ------------------------------------------------------------------
Date            With          Without       S&P     Lipper Income     Lehman
            Sales Charge    Sales Charge    500     Funds Average   Bond Index
            ------------    ------------    ---     -------------   ----------
12/31/89        9525           10000        10000       10000         10000
12/31/90        8734            9170         9689        9866         10896
12/31/91       11365           11932        12642       12345         12639
12/31/92       13359           14025        13603       13486         13576
12/31/93       15493           16265        14974       15214         14899
12/31/94       14652           15382        15172       14625         14465
12/31/95       17670           18551        20875       18127         17135
12/31/96       19123           20076        25670       20099         17758
12/31/97       21811           22898        34234       23438         19471
12/31/98       23395           24561        44017       25240         21165
12/31/99       22983           24128        53276       26501         20991


    The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE
TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1999

                                                                                            AVERAGE ANNUAL
                                                                        ---------------------------------------------------------
                                                            CLASS C                                    CLASS B          CLASS D
                                                             SINCE                                      SINCE            SINCE
                                                 SIX       INCEPTION      ONE       FIVE     10       INCEPTION        INCEPTION
                                               MONTHS*     5/27/99*      YEAR       YEARS   YEARS      4/22/96           5/3/93
                                             -----------  -----------   --------    ------   -----  ---------------   -----------
CLASS A**
With Sales Charge                               (6.55)%        n/a        (6.46)%    8.36%   8.68%       n/a              n/a
Without Sales Charge                            (1.91)         n/a        (1.76)     9.42    9.21        n/a              n/a

CLASS B**
With CDSC+                                      (7.08)         n/a        (7.20)      n/a     n/a        5.88%            n/a
Without CDSC                                    (2.27)         n/a        (2.47)      n/a     n/a        6.52             n/a

CLASS C**
With Sales Charge and CDSC                      (4.19)       (4.04)%        n/a       n/a     n/a         n/a             n/a
Without Sales Charge and CDSC                   (2.27)       (2.13)         n/a       n/a     n/a         n/a             n/a

CLASS D**
With 1% CDSC                                    (3.23)         n/a        (3.42)      n/a     n/a         n/a             n/a
Without CDSC                                    (2.27)         n/a        (2.47)     8.58     n/a         n/a            6.58%

LEHMAN BROS. AGGREGATE BOND INDEX***             0.56         0.240       (0.82)     7.73    7.70        6.37++          6.00+++

LIPPER INCOME FUNDS AVERAGE***                   0.87         2.260        4.99     12.62   10.24        10.17++         9.69+++

S&P 500***                                       7.70        13.680       21.04     28.55   18.21        26.78++        22.39+++

NET ASSET VALUE                                                    DIVIDEND AND CAPITAL GAIN INFORMATION
                                                                   FOR PERIODS ENDED DECEMBER 31, 1999

                                                                   DIVIDENDS
         DECEMBER 31, 1999  JUNE 30, 1999  DECEMBER 31, 1998          PAID                            CAPITAL GAIN (LOSS)
         -----------------  -------------  -----------------       ---------                          -------------------
CLASS A    $13.57               $14.09          $14.35              $0.530            REALIZED             $(0.123)
CLASS B     13.52                14.05           14.30               0.430            UNREALIZED             0.494 00
CLASS C     13.52                14.05            N/A                0.320
CLASS D     13.52                14.05           14.30               0.430

     Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
   *Returns for periods of less than one year are not annualized.
  **Return  figures  reflect  any  change  in price per  share  and  assume  the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 ***The Lehman Bros. Aggregate Bond Index, the Lipper Income Funds Average, and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Income Funds Average excludes the effect of sales charges. The monthly performance of the Lipper Income Funds Average is used in the Performance Overview. The Lehman Bros. Aggregate Bond Index and the S&P 500 exclude the effect of fees and sales charges. Investors cannot invest directly in an index or an average.
   +The CDSC is 5% for periods of one year or less, and 3% since inception. ++From April 30, 1996.
 +++From April 30, 1993. 0From May 31, 1999.
  00Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1999.

PORTFOLIO OVERVIEW
DIVERSIFICATION OF NET ASSETS

                                            PERCENT OF TOTAL
                                              DECEMBER 31,
                                          -------------------
                                             1999      1998
                                          --------- ---------
Aerospace/Defense.............                0.3       0.7
Automotive and Related........                2.2       1.2
Capital Goods.................                 --       0.2
Chemicals.....................                1.5       1.8
Communications................                7.7       9.3
Communications Equipment......                1.4        --
Computers and Business
   Services..................                11.7       8.9
Consumer Goods and Services                   8.5       8.4
Diversified...................                0.5        --
Drugs and Health Care.........                8.8       4.4
Electric and Gas Utilities....                3.4       4.4
Electrical Equipment..........                2.8        --
Electronics...................                2.3        --
Energy........................                4.3       7.1
Finance and Insurance.........               14.9      18.5
Food..........................                 --       0.5
Funeral Services..............                 --       1.3
Industrial Goods and Services                 0.3        --
Leisure.......................                 --       1.4
Machinery and Industrial
   Equipment..................                1.7       1.0
Media.........................                1.4       4.8
Office Equipment..............                0.7        --
Paper and Forest Products.....                0.7       0.2
Publishing....................                0.5        --
Real Estate...................                0.5        --
Retail Trade..................                4.8       5.0
Tobacco.......................                 --       2.9
Transportation................                0.6       0.8
                                          -------   -------
Total Corporate
   Fixed-Income Securities
   and Common Stocks..........                81.5     82.8
US Government and
   Government
   Agency Securities..........                11.8     13.1
Short-Term Holdings
   and Other Assets
   Less Liabilities...........                 6.7      4.1
                                          -------   -------
TOTAL.........................              100.0     100.0
                                          =======   =======


LARGEST INDUSTRIES+
DECEMBER 31, 1999

[GRAPHIC OMITTED]

            [FIGURES BELOW REPRESENT BAR CHART IN ITS PRINTED FORM.]


(Percent of Net Assets)

Finance and Insurance......................     $42,097,917

Computers and Business Services............     $32,943,567

Drugs and Health Care .....................     $24,597,860

Consumer Goods and Services ...............     $23,742,843

Communications ............................     $21,601,536




+ Excludes US Government and Government Agency securities.




COMPOSITION OF NET ASSETS

                                      PERCENT OF TOTAL
                                        DECEMBER 31,
                                   ----------------------
                                     1999          1998
                                   ---------     --------
Common Stocks.....................     54.9         35.8
Corporate Bonds...................     26.1         43.9
Convertible Preferred Stocks......       --          3.1
Asset-Backed Securities...........      0.5           --
Total Corporate
   Fixed-Income Securities........     26.6         47.0
US Government and
   Government Agency
   Securities.....................     11.8         13.1
Short-Term Holdings and
   Other Assets Less Liabilities..      6.7          4.1
TOTAL.............................    100.0        100.0

PORTFOLIO OVERVIEW
LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                    PRINCIPAL AMOUNT
                                        OR SHARES
                                -----------------------------
                                                  HOLDINGS
ADDITIONS                        INCREASE         12/31/99
-------------                   -----------    --------------
COMMON STOCKS:
Applied Materials.............       28,100 shs.  28,100 shs.
General Electric..............       41,200       41,200
Microsoft.....................       49,400       71,300
United Technologies...........       74,100       74,100
CORPORATE BONDS:
American Home Products
   7.90%, 2/15/2005...........   $3,100,000   $3,100,000
Bank of New York
   7.30%, 12/1/2009...........    3,200,000    3,200,000
PP&L Transition 6.83%,
   3/25/2007..................    4,000,000    4,000,000
US West Communications
   7.20%, 11/1/2004...........    3,600,000    3,600,000
Wal-Mart Stores
   6.55%, 8/10/2004...........    3,000,000    3,000,000
US GOVERNMENT
   SECURITIES:
US Treasury Notes
   6.25%, 8/31/2002...........    3,000,000    3,800,000


                                             PRINCIPAL AMOUNT
                                      --------------------------------
                                                              HOLDINGS
REDUCTIONS                             DECREASE               12/31/99
----------                             --------               --------

CORPORATE BONDS:
Consumers Energy
   6.375%, 2/1/2008..............      $5,000,000               --
Enron Oil & Gas
   6%, 12/15/2008................       5,200,000               --
MCI WorldCom
   7.75%, 4/1/2007...............       5,000,000               --
News America Holdings
   7.43%, 10/1/2026..............       5,000,000               --
Petroleum Geo-Services
   7.50%, 3/31/2007..............       5,000,000               --
Praxair
   6.625%, 10/15/2007............       5,000,000               --
Royal Caribbean Cruises
   6.75%, 3/15/2008..............       5,000,000               --
Sears, Roebuck
   6%, 3/20/2003.................       5,000,000               --
US GOVERNMENT AND
   GOVERNMENT AGENCY
   SECURITIES:
US Treasury Notes
   6.50%, 10/15/2006.............       5,000,000               --
Federal National Mortgage
   Association
   5.90%, 6/19/2003..............       5,000,000               --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 1999


SECURITY                                       VALUE
--------                                    -----------
Microsoft..............................     $8,322,047
FHLMC Gold
   5.50%, 7/1/2013.....................      7,986,598
Government National
   Mortgage Association
   6.50%, 12/15/2028                         7,296,831
General Electric.......................      6,375,700
Wal-Mart Stores........................      5,039,213
Federal National
   Mortgage Association
   6%, 12/1/2028.......................     $5,011,809
United Technologies....................      4,816,500
Government National
   Mortgage Association
   6%, 12/20/2028                            4,797,518
Intel..................................      4,179,887
Exxon Mobil............................      4,040,209

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999


                                    PRINCIPAL
                                    AMOUNT OR
                                     SHARES           VALUE
                                   -----------   --------------

COMMON STOCKS  54.9%
AEROSPACE/DEFENSE  0.3%
General Dynamics                      15,700   $      828,175
                                                  ------------
AUTOMOTIVE AND RELATED  1.4%
DaimlerChrysler                       23,600        1,846,700
Ford Motor                            37,400        1,998,563
                                                  ------------
                                                    3,845,263
                                                  ------------
CHEMICALS  0.6%
duPont (E.I.) de Nemours              25,900         1,706,163
                                                  ------------
COMMUNICATIONS  4.4%
AT&T                                  71,600        3,633,700
GTE                                   36,700        2,589,644
MCI WorldCom*                         48,900        2,593,228
SBC Communications                    72,600        3,539,250
                                                  ------------
                                                   12,355,822
                                                  ------------
COMMUNICATIONs
   EQUIPMENT  1.4%
Lucent Technologies                   31,300        2,341,631
Nortel Networks                       17,200        1,737,200
                                                  ------------
                                                    4,078,831
                                                  ------------
COMPUTERS AND
   BUSINESS SERVICES  10.1%
America Online*                       19,200        1,448,400
Cisco Systems*                        36,100        3,866,084
Dell Computer*                        33,900        1,727,841
Electronic Data Systems               52,400        3,507,525
Hewlett-Packard                       14,400        1,640,700
Intel                                 50,800        4,179,887
International Business Machines       29,300        3,164,400
Microsoft*                            71,300        8,322,047
Xerox                                 27,500          623,906
                                                  ------------
                                                    28,480,790
                                                  ------------
CONSUMER GOODS
   AND SERVICES  6.7%
Anheuser-Busch                        24,300        1,722,262
Bestfoods                             39,900        2,097,244
Clorox                                45,100        2,271,913
Coca-Cola                             25,900        1,508,675
ConAgra                               65,200        1,471,075
Gillette                              44,100        1,816,369
PepsiCo                               62,600        2,206,650
Philip Morris                         57,500        1,333,281
Procter & Gamble                      24,000        2,629,500
Sara Lee                              77,300        1,705,431
                                                  ------------
                                                   18,762,400
                                                  ------------

DRUGS AND
   HEALTH CARE  5.2%
Abbott Laboratories                   43,500     $  1,579,594
American Home Products                51,800        2,042,862
Baxter International                  26,500        1,664,531
Bristol-Myers Squibb                  27,700        1,777,994
Johnson & Johnson                     27,800        2,588,875
Merck                                 35,100        2,353,894
Pfizer                                34,500        1,119,094
Schering-Plough                       32,900        1,387,969
                                                  ------------
                                                   14,514,813
                                                  ------------
ELECTRICAL EQUIPMENT  2.8%
General Electric                      41,200        6,375,700
Honeywell International               24,300        1,401,806
                                                  ------------
                                                    7,777,506
                                                  ------------
ELECTRIC AND GAS
   UTILITIES  1.5%
Unicom                                45,700        1,530,950
Williams Companies (The)              89,200        2,726,175
                                                  ------------
                                                    4,257,125
                                                  ------------
ELECTRONICS  2.3%
Agilent Technologies*                 23,000        1,778,187
Applied Materials*                    28,100        3,559,041
Raytheon (Class B)                    49,800        1,322,813
                                                  ------------
                                                    6,660,041
                                                  ------------
ENERGY  3.9%
BP Amoco (ADRs)
   (United Kingdom)                   41,500        2,461,469
Exxon Mobil                           50,150        4,040,209
Royal Dutch Petroleum
   (Netherlands)                      42,200        2,550,462
Schlumberger                          32,600        1,833,750
Transocean Sedco Forex                 6,324          208,236
                                                  ------------
                                                   11,094,126
                                                  ------------
FINANCE AND INSURANCE  8.4%
American General                      39,600        3,004,650
American International Group          23,350        2,524,719
Bank of America                       60,803        3,051,551
Bank of New York                      85,600        3,424,000
Chubb                                 24,600        1,385,287
Citigroup                             57,800        3,211,512
Fannie Mae                            28,400        1,773,225
Mellon Financial                      59,400        2,023,312
Merrill Lynch                         22,000        1,837,000
Morgan (J.P.)                         12,100        1,532,162
                                                  ------------
                                                   23,767,418
                                                  ------------


----------
See footnotes on page 10.

                                   PRINCIPAL
                                     AMOUNT           VALUE
                                   -----------   --------------

MACHINERY AND INDUSTRIAL
   EQUIPMENT  1.7%
United Technologies                 74,100 shs. $   4,816,500
                                                  -----------

OFFICE EQUIPMENT  0.7%
Pitney Bowes                        38,200          1,845,538
                                                  -----------

PAPER AND FOREST
   PRODUCTS  0.7%
Mead                                42,800           1,859,125
                                                  ------------

PUBLISHING  0.5%
Gannett                             15,700           1,280,531
                                                  ------------

RETAIL TRADE  2.3%
May Department Stores               47,500           1,531,875
Wal-Mart Stores                     72,900           5,039,213
                                                  ------------
                                                     6,571,088
                                                  ------------

TOTAL COMMON STOCKS
  (Cost $139,294,306)                              154,501,255
                                                  ------------


CORPORATE BONDS  26.1%

AUTOMOTIVE AND
   RELATED  0.8%
Dana 6.50%, 3/1/2009            $2,500,000           2,278,235
                                                  ------------
CHEMICALS  0.9%
Lyondell  Chemical
   9.625%, 5/1/2007              2,500,000           2,568,750
                                                  ------------

COMMUNICATIONS  3.3%
AT&T Canada  7.65%, 9/15/2006      825,000             822,462
Qwest Communications 0%
   (9.47%++), 10/15/2007         2,350,000           1,915,250
Tele-Communications
   9.80%, 2/1/2012               2,500,000           2,925,645
US West Communications
   7.20%, 11/1/2004              3,600,000           3,582,357
                                                  ------------
                                                     9,245,714
                                                  ------------

COMPUTERS AND BUSINESS
   SERVICES  1.6%
Dell Computer
   6.55%, 4/15/2008              2,500,000           2,346,095
First Data
   5.80%, 12/15/2008             2,400,000           2,116,682
                                                  ------------
                                                     4,462,777
                                                  ------------

CONSUMER GOODS AND
   SERVICES  1.8%
Philip Morris
   7.125%, 8/15/2002             $2,500,000        $  2,460,965
Whitman
   7.50%, 2/1/2003                2,500,000           2,519,478
                                                   ------------
                                                      4,980,443
                                                   ------------
DIVERSIFIED  0.5%
Textron
   6.375%, 7/15/2004               1,600,000          1,544,827
                                                   ------------
DRUGS AND
   HEALTH CARE  3.6%
American Home Products
   7.90%, 2/15/2005                3,100,000          3,184,450
Boston Scientific
   6.625%, 3/15/2005               2,500,000          2,306,265
Cardinal Health
   6.25%, 7/15/2008                2,000,000          1,821,424
Guidant
   6.15%, 2/15/2006                3,000,000          2,770,908
                                                   ------------
                                                     10,083,047
                                                   ------------
ELECTRIC AND GAS
   UTILITIES  1.4%
PP&L Transition
   6.83%, 3/25/2007                 4,000,000         3,978,500
                                                   ------------

ENERGY  0.4%
Phillips Petroleum
   6.375%, 3/30/2009                1,200,000         1,111,288
                                                   ------------

FINANCE AND
   INSURANCE  6.5%
Allstate
   7.20%, 12/01/2009                1,600,000         1,556,464
Aristar
   6%, 5/15/2002                    1,300,000         1,262,425
Bank of New York
   7.30%, 12/1/2009                 3,200,000         3,140,557
Dime Bancorp
   7%, 7/25/2001                    2,900,000         2,860,685
First USA Bank
   6.125%, 6/25/2001                2,000,000         1,981,526
Ford Motor Credit
   5.80%, 1/12/2009                 2,500,000         2,222,500
Heller Financial
   6.50%, 7/22/2002                 2,500,000         2,455,073
Household Finance
   6%, 5/1/2004                     3,000,000         2,851,269
                                                   ------------
                                                     18,330,499
                                                   ------------


----------
See footnotes on page 10.

INDUSTRIAL GOODS
   AND SERVICES  0.3%
Deere
   6.55%, 7/15/2004                $1,000,000   $       972,625
                                                   ------------
MEDIA  1.4%
CSC Holdings
   7.25%, 7/15/2008                  1,200,000        1,143,000
Time Warner
   9.125%, 1/15/2013                 2,500,000        2,748,007
                                                   ------------
                                                      3,891,007
                                                   ------------
REAL ESTATE  0.5%
Mack-Cali Realty
   7%, 3/15/2004                      1,600,000       1,543,190
                                                   ------------
RETAIL TRADE  2.5%
Nordstrom
   5.625%, 1/15/2009                  2,000,000       1,738,364
Staples
   7.125%, 8/15/2007                  2,500,000       2,384,700
Wal-Mart Stores
   6.55%, 8/10/2004                   3,000,000       2,953,224
                                                   ------------
                                                      7,076,288
                                                   ------------

TRANSPORTATION  0.6%
Delta Airlines
   7.70%, 12/15/2000                   1,600,000      1,575,405
                                                   ------------

TOTAL CORPORATE BONDS
  (Cost $76,454,040)                                 73,642,595
                                                   ------------

US GOVERNMENT AND
   GOVERNMENT AGENCY
   SECURITIES  11.8%
US Treasury Notes
   6.25%, 8/31/2002                     3,800,000     3,798,814
Bay Transportation
   7.30%, 6/1/2021                      1,710,000     1,672,298
FHLMC GOLD
   5.50%, 7/1/2013+                     8,589,661     7,986,598
Federal National Mortgage
   Association:+
   6%, 11/1/2010                        2,754,156      2,657,199
   6%, 12/1/2028                        5,472,405      5,011,809
Government National Mortgage
   Association, Mortgage-backed
   Passed-through Certificates:+
   6%, 12/20/2028                        5,283,418      4,797,518
   6.50%, 12/15/2028                     7,765,164      7,296,831
                                                     ------------
TOTAL US GOVERNMENT
   AND GOVERNMENT
   AGENCY SECURITIES
   (Cost $35,257,524)                                  33,221,067
                                                     ------------


ASSET-BACKED
   SECURITIES+  0.5%
  (Cost $1,498,074)
ELECTRIC AND GAS
   UTILITIES  0.5%
PECO Energy
   6.05%, 3/1/2009                     $1,500,000  $    1,401,907
                                                     ------------
FIXED TIME
   DEPOSITS  6.2%
Bank of Montreal,
   Grand Cayman,
   5%, 1/3/2000                         8,700,000       8,700,000
Canadian Imperial Bank of
   Commerce, Grand Cayman
   4.50%, 1/3/2000                      8,700,000       8,700,000
                                                     ------------
TOTAL FIXED TIME DEPOSITS
  (Cost $17,400,000)                                   17,400,000
                                                     ------------
TOTAL INVESTMENTS  99.5%
  (Cost $269,903,944)                                 280,166,824

OTHER ASSETS
  LESS LIABILITIES   0.5%                               1,477,266
                                                     ------------
NET ASSETS   100.0%                                  $281,644,090
                                                     ============


----------
* Non-income producing security.

+ Investments in mortgage-backed and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these instruments.

++ Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate. See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999



ASSETS:
Investments, at value:
   Stocks and Bonds (cost $217,246,420)...............................            $229,545,757
  US Government and Government Agency securities
   (cost $35,257,524) .................................................             33,221,067
  Short-term holdings (cost $17,400,000)...............................             17,400,000          $280,166,824
                                                                                   ------------
Cash..............................................................................................           354,950
Receivable for interest and dividends.............................................................         2,003,628
Receivable for Capital Stock sold.................................................................           409,673
Investment in, and expenses prepaid to, shareholder service agent.................................            56,574
Other.............................................................................................             7,432
                                                                                                        ------------
TOTAL ASSETS .....................................................................................       282,999,081
                                                                                                        ------------

LIABILITIES:
Payable for Capital Stock repurchased.............................................................           782,975
Accrued expenses and other........................................................................           572,016
                                                                                                        ------------
TOTAL LIABILITIES ................................................................................         1,354,991
                                                                                                        ------------
NET ASSETS .......................................................................................      $281,644,090
                                                                                                        ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized;  20,776,148 shares outstanding):
  Class A.........................................................................................      $ 14,897,973
  Class B.........................................................................................         1,713,356
  Class C.........................................................................................           124,211
  Class D.........................................................................................         4,040,608
Additional paid-in capital........................................................................       254,440,976
Undistributed net investment income ..............................................................            18,079
Accumulated net realized loss.....................................................................        (3,853,993)
Net unrealized appreciation of investments........................................................        10,262,880
                                                                                                        ------------
NET ASSETS .......................................................................................      $281,644,090
                                                                                                        ============

NET ASSET VALUE PER SHARE:
CLASS A ($202,170,325 / 14,897,973 shares)........................................................            $13.57
                                                                                                              ======
CLASS B ($23,159,356 / 1,713,356 shares)..........................................................            $13.52
                                                                                                              ======
CLASS C ($1,679,555 / 124,211 shares).............................................................            $13.52
                                                                                                              ======
CLASS D ($54,634,854 / 4,040,608 shares)..........................................................            $13.52
                                                                                                              ======

----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999



INVESTMENT INCOME:
Interest ..............................................................                $12,441,820
Dividends .............................................................                  3,046,799
                                                                                       -----------
TOTAL INVESTMENT INCOME (net of foreign tax withheld of $20,972)..................................                $15,488,619

EXPENSES:
Management fee.........................................................                  1,932,905
Distribution and service fees..........................................                  1,476,313
Shareholder account services...........................................                    600,134
Shareholder reports and communications.................................                    110,220
Registration...........................................................                     93,842
Custody and related services...........................................                     71,620
Auditing and legal fees................................................                     60,909
Directors' fees and expenses...........................................                     24,210
Miscellaneous..........................................................                     24,478
                                                                                       -----------
TOTAL EXPENSES ...................................................................................                  4,394,631
                                                                                                                   ----------
NET INVESTMENT INCOME ............................................................................                 11,093,988

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments.......................................                 (2,546,515)
Net change in unrealized appreciation of investments...................                (15,124,657)
                                                                                       -----------
NET LOSS ON INVESTMENTS ..........................................................................                (17,671,172)
                                                                                                                  -----------
DECREASE IN NET ASSETS FROM OPERATIONS ...........................................................                $(6,577,184)

                                                                                                             ================

----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS






                                                                                            YEAR ENDED DECEMBER 31,
                                                                                     ------------------------------------
                                                                                             1999              1998
                                                                                     ------------------------------------
OPERATIONS:
Net investment income...........................................................          $ 11,093,988       $ 14,594,886
Net realized gain (loss) on investments.........................................            (2,546,515)        20,162,078
Net realized loss from foreign currency transactions............................                    --         (1,061,463)
Net change in unrealized appreciation of investments............................           (15,124,657)       (10,362,195)
Net change in unrealized depreciation on translation of
  assets and liabilities denominated in foreign currencies......................                    --            904,932
                                                                                         -------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..............................            (6,577,184)        24,238,238
                                                                                         -------------      -------------

Distributions to shareholders:
Net investment income:
   Class A......................................................................            (8,648,995)       (11,531,796)
   Class B......................................................................              (676,932)          (532,468)
   Class C......................................................................               (17,317)                --
   Class D......................................................................            (2,050,029)        (2,819,673)
Net realized gain on investments:
   Class A......................................................................                    --        (14,780,662)
   Class B......................................................................                    --         (1,022,227)
   Class D......................................................................                    --         (4,478,944)
                                                                                         -------------      -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ......................................           (11,393,273)       (35,165,770)
                                                                                         -------------      -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares...............................................            17,385,798         30,957,362
Investment of dividends.........................................................             7,714,842         10,650,400
Exchanged from associated Funds.................................................            21,307,395         27,824,267
Value of shares issued in payment of gain distributions.........................                    --         17,023,382
                                                                                         -------------      -------------
Total...........................................................................            46,408,035         86,455,411
                                                                                         -------------      -------------
Cost of shares repurchased......................................................           (74,365,590)       (50,351,680)
Exchanged into associated Funds.................................................           (27,846,757)       (25,246,214)
                                                                                         -------------      -------------
Total...........................................................................          (102,212,347)       (75,597,894)
                                                                                         -------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ..............           (55,804,312)        10,857,517
                                                                                         -------------      -------------
DECREASE IN NET ASSETS .........................................................           (73,774,769)           (70,015)
NET ASSETS:
Beginning of year...............................................................           355,418,859        355,488,874
                                                                                      ----------------   ----------------
END OF YEAr (including undistributed net investment income of
   $18,079 and $317,364, respectively)                                                    $281,644,090       $355,418,859
                                                                                      ================   ================

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman Income Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in US Government and Government agency securities, bonds, and stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

      The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1999, distribution and service fees were the only class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1999, amounted to $212,702,234 and $258,729,273, respectively; purchases and sales of US Government obligations were $13,953,806 and $26,813,838, respectively.

   At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $21,528,334 and $11,416,312, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.60% per annum of the first $1 billion of the Fund's average daily net assets, 0.55% per annum of the next $1 billion of the Fund's average daily net assets, and 0.50% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.60% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $16,505 from sales of Class A shares. Commissions of $124,745 and $15,659 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1999, fees incurred under the Plan aggregated $572,874, or 0.25% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $219,064, $4,927, and $679,448, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 1999, such charges amounted to $10,439.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 1999, amounted to $6,671.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1999, Seligman Services, Inc. received commissions of $2,392 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $46,574, pursuant to the Plan.

   Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $600,134 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $3,553.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1999, of $109,803 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2000, but is renewable annually with the consent of the participating banks. For the year ended December 31, 1999, the Fund did not borrow from the credit facility.

6. CAPITAL LOSS CARRYFORWARD -- At December 31, 1999, the Fund had a net capital loss carryforward for federal income tax purposes of $910,188, which is available for offset against future taxable net capital gains, expiring in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

7. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:


                                                     CLASS A
                          ---------------------------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                          ---------------------------------------------------------------------
                                        1999                                 1998
                          --------------------------------------  -----------------------------
                               SHARES              AMOUNT           SHARES             AMOUNT
                          -------------          --------------   -----------       -----------
Net proceeds from
   sales of shares             565,664         $  7,939,220       917,312         $13,784,723
Investment of
   dividends                   419,754            5,819,830       536,032           7,981,473
Exchanged from
   associated Funds            418,979            5,837,391       811,991          12,301,020
Shares issued in
   payment of gain
   distributions                     --                  --       848,226          12,180,374
                            -----------        ------------   -----------          -----------
Total                         1,404,397          19,596,441     3,113,561          46,247,590
                            -----------        ------------   -----------          -----------
Cost of shares
   repurchased               (3,583,345)        (49,986,020)   (2,451,497)         (36,932,180)
Exchanged into
   associated Funds            (768,113)        (10,626,971)   (1,088,419)         (16,267,382)
                            -----------        ------------   -----------         ------------
Total                        (4,351,458)        (60,612,991)   (3,539,916)         (53,199,562)
                            -----------        ------------   -----------         ------------
Decrease                     (2,947,061)       $(41,016,550)     (426,355)        $ (6,951,972)
                            ===========        =============  ===========         ============


                                                     CLASS B
                          ---------------------------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                          ---------------------------------------------------------------------
                                        1999                                 1998
                          --------------------------------------  -----------------------------
                               SHARES              AMOUNT           SHARES             AMOUNT
                          -------------          --------------   -----------       -----------

Net proceeds from
   sales of shares              322,181         $ 4,512,993       582,101          $  8,737,987
Investment of
   dividends                     30,340             419,190        25,995               383,370
Exchanged from
   associated Funds             652,151            8,968,18       443,306             6,464,374
Shares issued in
   payment of gain
   distributions                     --                 --         56,336              803,601
                            -----------        ------------   -----------         ------------
Total                         1,004,672          13,900,201     1,107,738           16,389,332
                            -----------        ------------   -----------         ------------
Cost of shares
   repurchased                 (256,101)         (3,552,206)      (91,901)          (1,368,093)
Exchanged into
  associated Funds             (510,647)         (7,032,194)     (122,524)          (1,801,440)
                            -----------        ------------   -----------         ------------
Total                          (766,748)        (10,584,400)     (214,425)         (3,169,533)
                            -----------        ------------   -----------         ------------
Increase                        237,924        $  3,315,801       893,313         $13,219,799
                            ===========        ============   ===========         ============


                                       CLASS C
                          -------------------------------------
                               MAY 27, 1999* TO
                              DECEMBER 31, 1999
                          -------------------------------------
                               SHARES              AMOUNT
                          -------------          --------------


Net proceeds from
   sales of shares             175,185            $2,386,354
Investment of
   dividends                     1,160                15,660
Exchanged from
   associated funds              8,274               110,789
                           -----------          ------------
Total                          184,619             2,512,803
                           -----------          ------------
Cost of shares
   repurchased                  (6,083)              (82,721)
Exchanged into
   associated funds            (54,325)             (728,111)
                           -----------          ------------
Total                          (60,408)             (810,832)
                           -----------          ------------
Increase                       124,211            $1,701,971
                           ===========          ============

* Commencement of offering of shares.

                                                     CLASS D
                          ---------------------------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                          ---------------------------------------------------------------------
                                        1999                                 1998
                          --------------------------------------  -----------------------------
                               SHARES              AMOUNT           SHARES             AMOUNT
                          -------------          --------------   -----------       -----------

Net proceeds from
   sales of shares              181,969         $  2,547,231      559,494        $  8,434,652
Investment of
   dividends                    105,410            1,460,162      153,899           2,285,557
Exchanged from
   associated Funds             457,887            6,391,197      605,553           9,058,873
Shares issued in
   payment of gain
   distributions                     --                  --       282,564           4,039,407
                            -----------         ------------  -----------         ------------
Total                           745,266           10,398,590    1,601,510          23,818,489
                            -----------         ------------  -----------         ------------
Cost of shares
   repurchased               (1,491,727)         (20,744,643)    (807,198)        (12,051,407)
Exchanged into
   associated Funds            (684,350)          (9,459,481)    (478,295)         (7,177,392)
                            -----------         ------------  -----------         ------------
Total                        (2,176,077)         (30,204,124)  (1,285,493)        (19,228,799)
                            -----------         ------------  -----------         ------------
Increase
   (Decrease)                (1,430,811)        $(19,805,534)     316,017         $  4,589,690
                            ===========         ============= ============        ============

FINANCIAL HIGHLIGHTS


   The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                                 CLASS A
                                                                     ---------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                     ---------------------------------------------------------------
                                                                       1999         1998        1997        1996         1995
                                                                     ---------    ---------   ---------   ---------    ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR...............................      $14.35      $14.81      $14.97       $14.63      $13.05
                                                                       ------      ------      ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................................        0.51        0.64        0.71         0.74        0.76
Net realized and unrealized gain (loss) on investments...........       (0.76)       0.41        1.41         0.38        1.89
Net realized and unrealized gain (loss) from
   foreign currency transactions                                            --         --       (0.10)        0.04       (0.01)
                                                                       ------      ------      ------       ------      ------
TOTAL FROM INVESTMENT OPERATIONS.................................       (0.25)       1.05        2.02         1.16        2.64
                                                                       ------      ------      ------       ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income.............................       (0.53)      (0.65)      (0.74)       (0.73)      (0.78)
Distributions from net realized capital gain.....................          --       (0.86)      (1.44)       (0.09)      (0.28)
                                                                       ------      ------      ------       ------      ------
TOTAL DISTRIBUTIONS..............................................       (0.53)      (1.51)      (2.18)       (0.82)      (1.06)
                                                                       ------      ------      ------       ------      ------
NET ASSET VALUE, END OF YEAR.....................................      $13.57      $14.35      $14.81       $14.97      $14.63
                                                                       ======      ======      ======       ======      ======
TOTAL RETURN:                                                           (1.76)%      7.26%      14.06%        8.22%      20.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)...........................     $202,170   $256,060    $270,688     $296,291    $318,307
Ratio of expenses to average net assets..........................         1.15%      1.10%       1.14%        1.14%       1.00%
Ratio of net income to average net assets........................         3.65%      4.25%       4.66%        5.11%       5.38%
Portfolio turnover rate..........................................        72.46%    124.79%     138.90%      125.92%     111.78%

----------
See footnotes on page 18.

FINANCIAL HIGHLIGHTS




                                                                                           CLASS B                       CLASS C
                                                                     -----------------------------------------------   -----------
                                                                            YEAR ENDED DECEMBER 31,         4/22/96*    5/27/99*
                                                                     ----------------------------------       to           to
                                                                        1999         1998        1997      12/31/96     12/31/99

                                                                     ---------    ---------   ---------   ---------   ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.............................      $14.30      $14.79      $14.95       $14.43      $14.14
                                                                       ------      ------      ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................................        0.40        0.52        0.59         0.43        0.19
Net realized and unrealized gain (loss) on investments...........       (0.75)       0.39        1.41         0.59       (0.49)
Net realized and unrealized gain (loss) from
   foreign currency transactions.................................          --         --        (0.10)        0.05          --
                                                                       ------      ------      ------       ------      ------
Total From Investment Operations.................................       (0.35)       0.91        1.90         1.07       (0.30)
                                                                       ------      ------      ------       ------      ------
Less Distributions:
Dividends from net investment income.............................       (0.43)      (0.54)      (0.62)       (0.46)      (0.32)
Distributions from net realized capital gain.....................          --       (0.86)      (1.44)       (0.09)         --
                                                                       ------      ------      ------       ------      ------
TOTAL DISTRIBUTIONS..............................................       (0.43)      (1.40)      (2.06)       (0.55)      (0.32)
                                                                       ------      ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD...................................      $13.52      $14.30      $14.79       $14.95      $13.52
                                                                       ======      ======      ======       ======      ======
TOTAL RETURN:                                                           (2.47)%      6.28%       13.24%       7.58%      (2.13)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted).........................       $23,159     $21,096      $8,607       $2,961      $1,680
Ratio of expenses to average net assets .........................           1.90%       1.86%        1.90%       1.89%+      1.95%+
Ratio of net income to average net assets .......................           2.90%       3.49%        3.90%       4.36%+      2.73%+
Portfolio turnover rate..........................................          72.46%     124.79%      138.90%     125.92%++    72.46%**




                                                                                                          CLASS D
                                                                     ---------------------------------------------------------------
                                                                                              YEAR ENDED DECEMBER 31,
                                                                     ---------------------------------------------------------------
                                                                       1999         1998        1997        1996         1995
                                                                     ---------    ---------   ---------   ---------   ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR...............................      $14.30      $14.78      $14.95       $14.60      $13.01
                                                                       ------      ------      ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................................        0.40        0.52        0.59         0.63        0.65
Net realized and unrealized gain (loss) on investments ..........       (0.75)       0.40        1.40         0.38        1.88
Net realized and unrealized gain (loss) from
   foreign currency transactions                                           --         --        (0.10)        0.04       (0.01)
                                                                       ------      ------      ------       ------      ------
TOTAL FROM INVESTMENT OPERATIONS.................................       (0.35)       0.92        1.89         1.05        2.52
                                                                       ------      ------      ------       ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income.............................       (0.43)      (0.54)      (0.62)       (0.61)      (0.65)
Distributions from net realized capital gain ....................          --       (0.86)      (1.44)       (0.09)      (0.28)
TOTAL DISTRIBUTIONS..............................................       (0.43)      (1.40)      (2.06)       (0.70)      (0.93)
                                                                       ------      ------      ------       ------      ------
NET ASSET VALUE, END OF YEAR.....................................      $13.52      $14.30      $14.78       $14.95      $14.60
                                                                       ======      ======      ======       ======      ======
TOTAL RETURN:                                                           (2.47)%     6.36%      13.17%        7.43%      19.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)...........................      $54,635     $78,263     $76,194      $81,957     $86,701
Ratio of expenses to average net assets..........................         1.90%      1.86%       1.90%        1.90%       1.79%
Ratio of net income to average net assets........................         2.90%      3.49%       3.90%        4.37%       4.58%
Portfolio turnover rate..........................................        72.46%    124.79%     138.90%      125.92%     111.78%


----------
 * Commencement of offering of shares. ** For the year ended December 31, 1999. + Annualized.
++ For the year ended December 31, 1996.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN INCOME FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Income Fund, Inc. as of December 31,
1999,  the  related   30-day  period.  The SEC Yield
formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


----------
Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

-----------------------------------
J. & W. SELIGMAN & CO. INCORPORATED
        100 PARK AVENUE
        NEW YORK, NY 10017














   THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN INCOME FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.